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                                                                   EXHIBIT 10(s)

AGREEMENT BETWEEN FABRICANTE Y COMERCIALIZADORA BETA, S.A. DE C.V. AND PRODUCTOS
                           QUIMICOS COIN, S.A. DE C.V.

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PRIVATE AGREEMENT ENTERED INTO ON THE ONE HAND BY FABRICANTE Y COMERCIALIZADORA
BETA, S.A. DE C.V., REPRESENTED HEREIN BY RAUL BAZ BARVILL, HEREINAFTER "ASSIGNEE", AND ON THE OTHER HAND BY PRODUCTOS QUIMICOS COIN, S.A. DE C.V, REPRESENTED HEREIN BY LETICIA GUERRERO GONZALEZ, HEREINAFTER "DEBTOR", PURSUANT TO THE FOLLOWING RECITALS AND CLAUSES:

                                    RECITALS:

BY BOTH PARTIES:

1.- On May 19, 2005 they executed and ratified a Judicial Agreement in the court records of special mortgage lawsuit marked as file 1710/95 before Civil Court Forty-Second of the Federal District, hereinafter "THE JUDICIAL AGREEMENT", Agreement and Attachments whereof copy duly signed by the parties is included herewith as Attachment number "1".

2.- The above-mentioned "THE JUDICIAL AGREEMENT" is pending approval in virtue that the Judge of Civil Court Forty-Second of the Federal District considered he is not competent to approve the content of Clause Tenth dealing with labor matters that are subject matter of this Private Agreement.

[STAMP]
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3.- The parties wish to bind themselves to the terms of the "THE JUDICIAL
AGREEMENT", having fulfilled some of the obligations established therein.

4.- To facilitate approval of "THE JUDICIAL AGREEMENT", the parties have decided to file a brief before Civil Court Forty-Second of the Federal District, whereby they leave without effect Clause Tenth of "THE JUDICIAL AGREEMENT", establishing in this Agreement the same obligations as they originally established in Clause Tenth of "THE JUDICIAL AGREEMENT".

                                    CLAUSES:

FIRST.- As of May 19, 2005, date when "THE JUDICIAL AGREEMENT", File number 1710/95 was signed and ratified before Civil Court Forty-Second of the Federal District, date when "ASSIGNEE" received real and legal possession of the movable and real estate assets referred to in Clause Seventh of "THE JUDICIAL AGREEMENT", "ASSIGNEE" became substitute employer of all management and unionized personnel who had been working for "DEBTOR" in the manufacturing plant located at Fraccion del terreno ubicado en el"Camino Nuevo al Complejo Petroquimico Morelos" y Vaso numero dos, del

[STAMP]

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Municipio de Pajaritos, en Coatzacoalcos, Veracruz (official address also known as Boulevar C.P.Q. la Cangrejera al C.P.Q., Morelos Km. 3, Coatzacoalcos, Veracruz), workers listed in Attachment number "2", that signed by both parties forms an integral part of this Agreement.

Additionally, as substitute employer, as of May 19, 2005 "ASSIGNEE" has assumed all obligations and liabilities pending, past due and enforceable that result against "DEBTOR" derived from labor relationships that resulted in the labor lawsuits currently handled against "DEBTOR", for which data are specified in Attachment number "2" of this Agreement, that having been signed by both parties forms an integral part of this Private Agreement.

"ASSIGNEE" binds itself to present in the files related to labor processes listed in Attachment number "2", copy of this Agreement and Attachments, and keep follow-up over them, able to negotiate under terms as best suit "ASSIGNEE", free of any liability whatsoever for "DEBTOR", and "ASSIGNEE" assumes the obligation to face obligations derived from those relationships and labor processes against "DEBTOR", and against its own equity.

[STAMP]

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Consequently, effective as of May 19, 2005, "ASSIGNEE" assumes all liabilities and obligations derived from individual and collective labor relationships that exist in the plant located at Fraccion del terreno ubicado en el Camino Nuevo al "Complejo Petroquimco Morelos" y Vaso numero dos, del Municipio de Pajaritos, en Coatzacoalcos, Veracruz (official address also known as Boulevar C.P.Q. la Cangrejera al C.P.Q., Morelos Km. 3, Coatzacoalcos, Veracruz) with the employees listed in ATTACHMENT NUMBER "2", that having been signed by the parties forms an integral part of this Private Agreement, obligations that include those derived from the Collective Labor Contract and agreements executed with the Labor Union of the Chemical, Petrochemical, Carbochemical, Similar and Related Industries of the Mexican Republic, contracts and individual labor relationships, the Federal Labor Law, IMSS (Mexican Social Security), INFONAVIT (Workers National Housing
Fund), SAR (Savings Retirement Fund) and other ordinances and applicable regulations.

Effective as of May 19, 2005, date when "THE JUDICIAL AGREEMENT" was signed and "ASSIGNEE" received real and legal possession of the movable and real estate assets referred to an Clause Seventh of "THE JUDICIAL AGREEMENT", "ASSIGNEE" binds itself to hold "DEBTOR" harmless with respect to labor relationships and any conflict or lawsuit filed or initiated

[STAMP]

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with aforementioned union, management and unionized employees, and in the labor lawsuits mentioned in ATTACHMENT NUMBER "2, that having been signed by both parties forms an integral part of this Private Agreement.

With the knowledge, participation and full consent by "ASSIGNEE", on May 19, 2005 "DEBTOR" ended the individual labor relationships and, with the legal benefits, provided severance pay to its employees working in its office at Avenida de las Fuentes 41-A, Despacho 504, Col. Lomas de Tecamachalco, C.P. 53950, Naucalpan, Edo. de Mexico, listed in Attachment number "3", that having been signed by both parties forms and integral part of this Private Agreement, and delivered to "ASSIGNEE" a hand signed copy with original stamp of each termination agreement, record of ratification and approval before Special Board Fifteen of the Federal Conciliation and Arbitration Board containing record of termination of those labor relationships and of receipt of settlement.

The labor relationship with Armando Gonzalez Soriano who works for "DEBTOR" at the address given in the above paragraph shall continue about 3 or 4 weeks more, as this person has work in accounting records pending to be delivered to "DEBTOR", and that when delivered and accepted, "DEBTOR"

[STAMP]

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binds itself to terminate the individual labor relationship with that person and give him his severance pay with the legal benefits, and deliver "ASSIGNEE" a hand signed copy of documents evidencing the termination of such labor relationship and receipt of severance pay.

"DEBTOR" binds to hold "ASSIGNEE" free of any labor lawsuit or conflict that arising in relation to the employee mentioned in the preceding paragraph and the employees listed in Attachment number "3", that having been signed by the parties forms and integral part of this Private Agreement.

SECOND.- The parties agree that if due to any circumstance "DEBTOR" were obliged to make any payment derived from the labor relationships or lawsuits which "ASSIGNEE" assumes on this date and referred to in Clause First, "DEBTOR" shall be entitled to claim reimbursement by "ASSIGNEE" of amounts which it may have paid.

THIRD. For purposes of this Agreement the parties provide the following official address:

"ASSIGNEE" : Boulevard Avila Camacho 4194, Planta Baja, Colenia Jardines del Pedregal, C.P. 01900, in this City of Mexico Federal District.

[STAMP]

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"DEBTOR": Avenida de las Fuentes 41-A, despacho 503, Colonia Lomas de
Tecamachalco, C.P. 53950, Naucalpan, Estado de Mexico.

FOURTH. For all matters regarding construction and fulfillment of this Agreement the parties expressly bind themselves to laws and courts of the City of Mexico, Federal District, and waive any other forum that might further correspond to them by reason of their official address.

This Private Agreement is signed in the City of Mexico, Federal District, on the sixth day of June of two thousand five.

"ASSIGNEE"                                           "DEBTOR"
FABRICANTE Y COMERCIALIZADORA                        PRODUCTOS QUIMICOS COIN,
BETA, S.A. DE C.V.                                   S.A. DE C.V.
(ILLEGIBLE SIGNATURE)                                (ILLEGIBLE SIGNATURE)
----------------------                               ------------------------
RAUL BAZ HARVILL,                                    LETICIA GUERRERO GONZALEZ
CHIEF EXECUTIVE OFFICER                              LEGAL REPRESENTATIVE

[STAMP]

                                        7
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The undersigned, Kristin Dagny O'Hea de Langarica, Litorales 69, Col. Las
Aguilas, Mexico, D.F., 5593-0471, who have been authorized by the Federal Judiciary Council (Consejo de la Judicatura Federal) to act as an expert translator before all courts belonging to the Judicial Branch of the Federal Government of Mexico, certify that the foregoing is a true and exact translation of the attached document. Mexico, D.F., June 21, 2005.

/s/ Kristin Dagny O'Hea de Langarica
-------------------------------
Kristin Dagny O'Hea de Langarica

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                               ATTACHMENT NUMBER 2

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                               ATTACHMENT NUMBER 2

ATTACHMENT NUMBER 2 FORMING PART OF PRIVATE AGREEMENT EXECUTED BY AND BETWEEN FABRICANTE Y COMERCIALIZADORA BETA, S.A. DE C.V., ("ASSIGNEE"), AND PRODUCTOS QUIMICOS COIN, S.A. DE C.V, ("DEBTOR"), ON THIS DAY, JUNE 6, 2005.

List of employees working for "DEBTOR" in the manufacturing plant located at Fraccion de Terreno ubicado en el Camino Nuevo al "Complejo Petroquimico Morelos" y Vaso numero dos, Municipio de Pajaritos, Coatzacoalcos, Veracruz (address also known as Boulevard C.P.Q. la Cangrejera al C.P.Q. Morelos Km 3, Coatzacoalcos, Veracruz).

UNIONIZED WORKERS:

      1. Leandro Canseco Navarrete

      2. Felipe de Jesus Guzman Hipolito

      3. Emilio Garcia Ruiz

      4. Flavio Reyes Alvarez

      5. Cristobal Sarate Estudillo

      6. Ceferino Antonio De La Cruz

      7. Adolfo Ruiz Sanchez

      8. Israel  Salgado Montalvo

      9. Christian Slee Gutierrez Alvarez

[STAMP]
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MANAGEMENT EMPLOYEES:

      1. Manuel Resales Robles

      2. Ma. Del Rosario Vasquez H.

      3. Sergio Omar Mendoza Zuart

      4. Jaime Avila Solis

      5. Carlos Alberto Farfan

      6. Tomas Martinez Facundo

      7. Edgar Villegas Pineda

      8. Dante Cuauhtemoc Soto

      9. Jorge Ernesto Vazquez


LIST OF LABOR LAWSUITS AGAINST "DEBTOR", PRODUCTOS QUIMICOS COIN, S.A. DE C.V.

      1. File 40/2001

         Plaintiff: Jorge Acevedo Morales

      2. File: 179/2001

         Plaintiff: Jorge Acevedo Morales

      3. File 65/2001

         Plaintiff: Aparicio Zacarias Hernandez

      4. File: 122/2001

         Plaintiff: Jose Manuel Acevedo Morales

[STAMP]

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      5. File 421/2001

         Plaintiff: Jose Manuel Acevedo Morales

      6. File: 145/2001

         Plaintiff: Antonio Mardueno Velasquez and
         Arnulfo Hernandez Ronquillo

      7. File: 203/2001

         Plaintiff: Jaime Katz Ramirez

      8. File: 63/2002

         Plaintiff: Raciel Rosete Vidal

      9. File: 746/2002

         Plaintiff: Raciel Rosete Vidal

This Attachment is signed in the City of Mexico, Federal District, on June sixth of two thousand five.

"ASSIGNEE"                                          "DEBTOR"
FABRICANTE Y COMERCIALIZADORA                       PRODUCTOS QUIMICOS COIN,
BETA, S.A. DE C.V.                                  S.A. DE C.V.
(illegible signature)                               (illegible signature)
----------------------------                        --------------------------
RAUL BAZ HARVILL,                                   LETICIA GUERRERO GONZALEZ
LEGAL PRESENTATIVE                                  LEGAL REPRESENTATIVE

[STAMP]

                                        3
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The undersigned, Kristin Dagny O'Hea de Langarica, Litorales 69, Col. Las
Aguilas, Mexico, D.F., 5593-0471, who have been authorized by the Federal Judiciary Council (Consejo de la Judicatura Federal) to act as an expert translator before all courts belonging to the Judicial Branch of the Federal Government of Mexico, certify that the foregoing is a true and exact translation of the attached document.

Mexico, D.F., June 21, 2005.

/s/ Kristin Dagny O'Hea de Langarica
-------------------------------------
Kristin Dagny O'Hea de Langarica

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                               ATTACHMENT NUMBER 3

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                               ATTACHMENT NUMBER 3

ATTACHMENT NUMBER 3 FORMING AN INTEGRAL PART OF PRIVATE AGREEMENT EXECUTED BY AND BETWEEN FABRICANTE Y COMERCIALIZADORA BETA, S.A. DE C.V., ("ASSIGNEE"), AND PRODUCTOS QUIMICOS COIN, S.A. DE C.V., ("DEBTOR), ON THIS DAY, JUNE 6, 2005.

List of employees who worked for "DEBTOR" in its office located at Avenida de las Fuentes 41-A, Despacho 504, Col. Lomas de Tecamachalco, C.P., 53950, Naucalpan, Edo. de Mexico and who stopped working on May 18, 2005 through agreement signed with respect to the contract and individual labor relationship that linked them to "DEBTOR".

      1. Maria Teresa Terrazas Moreno

      2. Juan Martin Velasco Gonzalez

      3. Lourdes Minero Hernandez

      4. Ricardo Ayala Garcia

      5. Daniela Andrea Mendoza Zaldivar

This Attachment is signed in the City of Mexico, Federal District, on June sixth of two thousand five.

[STAMP]
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"ASSIGNEE"                                           "DEBTOR"
FABRICANTE Y COMERCIALIZADORA                        PRODUCTOS QUIMICOS COIN,
BETA, S.A. DE C.V.                                   S.A. DE C.V.
(illegible signature)                                (illegible signature)
----------------------------                         ---------------------------
RAUL BAZ HARVILL                                     LETICIA GUERRERO GONZALEZ
LEGAL REPRESENTATIVE                                 LEGAL REPRESENTATIVE

[STAMP]

                                        2
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The undersigned, Kristin Dagny O'Hea de Langarica, Litorales 69, Col. Las
Aguilas, Mexico, D.F., 5593-0471, who have been authorized by the Federal Judiciary Council (Consejo de la Judicatura Federal) to act as an expert translator before all courts belonging to the Judicial Branch of the Federal Government of Mexico, certify that the foregoing is a true and exact translation of the attached document.

Mexico, D.F., June 21, 2005.

/s/ Kristin Dagny O'Hea de Langarica
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Kristin Dagny O'Hea de Langarica